1221 Avenue of the Americas

New York, New York 10020

Telephone: (212) 478-3400

Facsimile:	(212) 478-3597

FINANCIAL GUARANTY

INSURANCE POLICY

Insured Obligations: CWABS, Inc. Asset-Backed Certificates, Series 2005-BC5 U.S. $27,358,000 Class 2-A-2	Policy No: CA02653A Effective Date: December 28, 2005

XL Capital Assurance Inc. (XLCA), a New York stock insurance company, in consideration of the payment of the premium, hereby unconditionally and irrevocably guarantees to the Trustee for the benefit of the Owners of the Insured Obligations, the full and complete payment of the Scheduled Payments in respect of the Insured Obligations, subject only to the terms of this Policy (which includes the Endorsement attached hereto).

XLCA will pay the Insured Amount to the Trustee upon the presentation of a Payment Notice to XLCA (which Payment Notice shall include an irrevocable assignment to XLCA of all rights and claims in respect of the relevant Insured Obligation, as specified in the Payment Notice, free of any adverse claim), on the later of (a) one (1) Business Day following receipt by XLCA of a Payment Notice or (b) the Business Day on which Scheduled Payments are due for payment. XLCA shall be subrogated to the Owners’ rights to payment on the Insured Obligations to the extent of any payment by XLCA hereunder. The obligations of XLCA with respect to a Scheduled Payment will be discharged to the extent funds to pay such Scheduled Payment are deposited in the account specified in the Payment Notice, whether such funds are properly applied by the Trustee or claimed by an Owner.

In addition, in the event that any Scheduled Payment which has become due for payment and which is made to an Owner by or on behalf of the Trustee is recovered or is recoverable from the Owner pursuant to a final order of a court of competent jurisdiction in an Insolvency Proceeding that such payment constitutes an Avoided Payment to such Owner within the meaning of any applicable bankruptcy law, XLCA unconditionally and irrevocably guarantees payment of the amount of such recovery if sufficient funds are not otherwise available (in accordance with Endorsement No. 1 hereto).

This Policy sets forth in full the undertaking of XLCA and shall not be cancelled or revoked by XLCA for any reason, including failure to receive payment of any premium due hereunder, and may not be further endorsed or modified without the written consent of XLCA. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of XLCA, nor against any risk other than Nonpayment and Avoided Payment, including any shortfalls, if any, attributable to the liability of the Obligor for taxes or withholding taxes if any, including interest and penalties in respect of such liability.

THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

Any capitalized terms not defined herein shall have the meaning given such terms in the Endorsement attached hereto and forming a part hereof. In witness whereof, XLCA has caused this Policy to be executed as of the Effective Date.

___________________________________________________ Name: Linda S. Kobrin Title: Managing Director	___________________________________________________ Name: James W. Lundy, Jr. Title: Associate General Counsel

Financial Guaranty Insurance Policy Endorsement

Effective Date December 28, 2005

Attached to and forming part of

Financial Guaranty Insurance Policy No. CA02653A

Obligor:	The trust formed pursuant to the Pooling and Servicing Agreement referred to herein (the “Trust”)

Insured Obligations:	CWABS, Inc. Asset-Backed Certificates, Series 2005-BC5 U.S. $27,358,000 Class 2-A-2

Beneficiary:	The Bank of New York, not in its individual capacity, but solely as Trustee of the Trust, for the benefit of the Owners of the Insured Obligations

Capitalized terms used herein and not otherwise defined herein or in the Policy shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As used herein the term “Business Day” means any day other than a Saturday, a Sunday or a day on which either XLCA or banking or savings and loan institutions in the State of New York, or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

As used herein the term “Class 2-A-2 Certificate Deficiency Amount” means with respect to any Distribution Date, the excess, if any, of Scheduled Payments for such Distribution Date over funds allocated from amounts available pursuant to the Pooling and Servicing Agreement to make distributions on the Class 2-A-2 Certificates for such Distribution Date.

As used herein the term “Last Scheduled Distribution Date” means the Distribution Date occurring in January 2036.

As used herein the term “Insolvency Proceeding” means the commencement, after the date hereof, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any Person, the commencement, after the date hereof, of any proceedings by or against any Person for the winding up or liquidation of its affairs, or the consent, after the date hereof, to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to any Person.

As used herein the term “Insured Amount” means on any Distribution Date, that portion of the Scheduled Payments that shall become due for payment but shall be unpaid by reason of Nonpayment on such Distribution Date (which shall equal the amount of any related Class 2-A-2 Certificate Deficiency Amount).

As used herein the term “Nonpayment” means, with respect to any Distribution Date, the failure of the Trustee to receive in full, in accordance with the terms of the Pooling and Servicing

Agreement, funds legally available to pay all or a portion of the Scheduled Payment that is due for payment with respect to such Distribution Date.

As used herein the term “Owner” means the registered owner of any Insured Obligation as indicated in the registration books maintained by or on behalf of the Trustee for such purpose or, if the Insured Obligation is in bearer form, the holder of the Insured Obligation not including any such owner that is the Trustee, the Seller, the Depositor, the Master Servicer or any of their respective affiliates.

As used herein, the term “Person” means an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof.

As used herein, the term “Pooling and Servicing Agreement” means the Pooling and Servicing Agreement, dated as of December 1, 2005, among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Park Granada LLC, as a seller, Countrywide LFT LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, as amended, supplemented or otherwise modified in accordance with its terms.

As used herein the term “Scheduled Payment” means, with respect to any Distribution Date with respect to the Insured Obligations during the Term of this Policy, (a) with respect to any Distribution Date, the sum, without duplication, of (i) the Current Interest and Interest Carry Forward Amount due and payable on the Class 2-A-2 Certificates for such Distribution Date net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act or similar state or local laws, (ii) at the election of the Class 2-A-2 Insurer in its sole discretion, any Applied Realized Loss Amount allocated to the Class 2-A-2 Certificates and (iii) the amount of interest that has accrued on any Applied Realized Loss Amount allocated to the Class 2-A-2 Certificates prior to such Distribution Date at the then-applicable Pass-Through Rate to the extent the Class 2-A-2 Insurer has not paid such Applied Realized Loss Amount and the Class 2-A-2 Certificateholders have not received any Subsequent Recovery relating to such Applied Realized Loss Amount and (b) on the Last Scheduled Distribution Date for the Class 2-A-2 Certificates, the sum of (i) the Certificate Principal Balance of the Class 2-A-2 Certificates and (ii) the amount of any Applied Realized Loss Amount allocated to the Class 2-A-2 Certificates prior to the Last Scheduled Distribution Date to the extent the Class 2-A-2 Insurer has not paid such Applied Realized Loss Amount and the Class 2-A-2 Certificateholders have not received any Subsequent Recovery relating to such Applied Realized Loss Amount (in each case after giving effect to all distributions to be made on such Distribution Date from sources other than the Policy), in accordance with the original terms of the Insured Obligations and the Pooling and Servicing Agreement when the Insured Obligations were issued and without regard to any subsequent amendment or modification of the Insured Obligations or the Pooling and Servicing Agreement that has not been consented to in writing by XLCA. Notwithstanding the foregoing, “Scheduled Payments” shall in no event include payments which become due on an accelerated basis as a result of an optional termination, in whole or in part, or any other cause, unless XLCA elects, in its sole discretion, to pay such amounts in whole or in part (in which event “Scheduled Payments” shall include such accelerated payments as, when, and to the extent so elected by XLCA). In the event that XLCA does not make such election, “Scheduled Payments” shall include payments due in accordance with the original scheduled terms of the Insured Obligations without regard to any acceleration. In addition, “Scheduled Payments” shall not include, nor shall coverage be provided under this Policy in respect of, (i) any amounts due in respect of the Insured Obligations attributable to any increase in interest rate, penalty or other sum payable by the Obligor by reason of any default or event of default in respect of the Insured Obligations, or by reason of any deterioration of the creditworthiness of the Obligor, (ii) any Relief Act Interest Shortfalls, (iii) any Net Rate Carryover, (iv) any Prepayment Interest Shortfalls or (v) any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Scheduled Payment to any Owner of an Insured Obligation. This Policy does not cover any Net Swap Payments or Swap Termination Payments payable by the Swap Counterparty or the Swap Contract Administrator in respect of the Swap Contract.

As used herein the term “Term of this Policy” means the period from and including the Effective Date to and including the first date on which (i) all Scheduled Payments have been paid that are required to be paid under the Pooling and Servicing Agreement; (ii) any period during which any Scheduled Payment could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii) above, a final and nonappealable order in resolution of each such proceeding has been entered; provided, further, that if the Owners are required to return any Avoided Payment (as defined below) as a result of such Insolvency Proceeding, then the Term of the Policy shall terminate on the date on which XLCA has made all payments required to be made under the terms of this Policy in respect of all such Avoided Payments.

To make a claim under the Policy, the Trustee shall deliver to XLCA a Payment Notice in the form of Exhibit A hereto (a “Payment Notice”), appropriately completed and executed by the Trustee. A Payment Notice under this Policy may be presented to XLCA by (i) delivery of the original Payment Notice to XLCA at its address set forth below, or (ii) facsimile transmission of the original Payment Notice to XLCA at its facsimile number set forth below. If presentation is made by facsimile transmission, the Trustee shall (x) simultaneously confirm transmission by telephone to XLCA at its telephone number set forth below, and (y) as soon as reasonably practicable, deliver the original Payment Notice to XLCA at its address set forth below. Any Payment Notice received by XLCA after 10:00 a.m., New York City time, on a Business Day, or on any day that is not a Business Day, will be deemed to be received by XLCA at 9:00 a.m., New York City time, on the next succeeding Business Day.

Following receipt by XLCA of a Payment Notice from the Trustee, XLCA shall unconditionally and irrevocably pay an amount payable hereunder in respect of an Insured Amount resulting from a Class 2-A-2 Certificate Deficiency Amount out of the funds of XLCA on the later to occur of (a) 2:00 p.m., New York City time, on the first Business Day following such receipt and (b) 2:00 p.m., New York City time, on the Distribution Date to which such Class 2-A-2 Certificate Deficiency Amount relates. Payments due hereunder in respect of an Insured Amount resulting from a Class 2-A-2 Certificate Deficiency Amount will be disbursed by wire transfer of immediately available funds to the Policy Payment Account established pursuant to the Pooling and Servicing Agreement or, if no such Policy Payment Account has been established, to the Trustee.

Subject to the foregoing, if the payment of any amount with respect to the Scheduled Payment is voided (a “Preference Event”) as a result of an Insolvency Proceeding and as a result of such Preference Event, an Owner is required to return such voided payment, or any portion of such voided payment, made in respect of the Insured Obligation (an “Avoided Payment”), XLCA will pay an amount equal to such Avoided Payment, following receipt by XLCA from the Trustee on behalf of such Owner of (x) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Owner or the Trustee on behalf of the Owner is required to return any such payment or portion thereof because such payment was avoided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the “Final Order”), (y) an assignment, substantially in the form attached hereto as Exhibit B, properly completed and executed by such Owner irrevocably assigning to XLCA all rights and claims of such Owner relating to or arising under such Avoided Payment, and (z) a Payment Notice in the form of Exhibit A hereto appropriately completed and executed by the Trustee.

XLCA shall make payments due in respect of Avoided Payments no later than 2:00 p.m. New York City time on the Business Day following XLCA’s receipt of the documents required under clauses (x) through (z) of the preceding paragraph. Any such documents received by XLCA after 10:00 a.m. New York City time on any Business Day or on any day that is not a Business Day shall be deemed to have been received by XLCA at 9:00 a.m., New York City time, on the next succeeding Business Day. All payments made by XLCA hereunder on account of any Avoided Payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or any Owner directly (unless an Owner has provided evidence satisfactory to XLCA that it has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order, in which case such payment shall be disbursed to the Trustee). XLCA hereby waives, and agrees not to assert, any and all rights to require the Trustee to make demand on or to proceed against any person, party or security prior to the Trustee demanding payment under this Policy.

No defenses, set-offs and counterclaims of any kind available to XLCA so as to deny payment of any amount due in respect of this Policy will be valid and XLCA hereby waives, and agrees not to assert, any and all such defenses (including, without limitation, defense of fraud in the inducement or fact, or any other circumstances which would have the effect of discharging a surety in law or in equity), set-offs and counterclaims, including, without limitation, any such rights acquired by subrogation, assignment or otherwise. Upon any payment hereunder, in furtherance and not in limitation of XLCA’s equitable right of subrogation and XLCA’s rights under the Pooling and Servicing Agreement, XLCA will be subrogated to the rights of the Owner in respect of which such payment was made to receive any and all amounts due in respect of the obligations in respect of which XLCA has made a payment hereunder. Any rights of subrogation acquired by XLCA as a result of any payment made under this Policy shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of any amounts due the Owner on account of payments due under the Insured Obligation. Notwithstanding the foregoing, XLCA does not waive its rights to seek payment in full of all Class 2-A-2 Reimbursement Amounts owed to it under the Pooling and Servicing Agreement.

This Policy is neither transferable nor assignable, in whole or in part, except to a successor trustee duly appointed and qualified under the Pooling and Servicing Agreement. All Payment Notices and other notices, presentations, transmissions, deliveries and communications made by the Trustee to XLCA with respect to this Policy shall specifically refer to the number of this Policy and shall be made to XLCA at:

XL Capital Assurance Inc.

1221 Avenue of the Americas

New York, New York 10020

Attention: Surveillance

Telephone: (212) 478-3400

Facsimile: (212) 478-3597

or such other address, telephone number or facsimile number as XLCA may designate to the Trustee in writing from time to time. Each such Payment Notice and other notice, presentation, transmission, delivery and communication shall be effective only upon actual receipt by XLCA.

The obligations of XLCA under this Policy are irrevocable, primary, absolute and unconditional, subject to satisfaction of the conditions for making a claim under this Policy, and neither the failure of any Person to perform any covenant or obligation in favor of XLCA (or otherwise), nor the commencement of any Insolvency Proceeding shall in any way affect or limit XLCA’s obligations under this Policy. If a successful action or proceeding to enforce this Policy is brought by the Trustee, the Trustee shall be entitled to recover from XLCA costs and expenses reasonably incurred, including, without limitation, reasonable fees and expenses of counsel.

This Policy and the obligations of XLCA hereunder shall terminate on the expiration of the Term of this Policy. This Policy shall be returned to XLCA by the Trustee upon the expiration of the Term of this Policy.

The Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law does not cover this Policy. The Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code does not cover this Policy. In the event that XLCA were to become insolvent, the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code excludes from coverage any claims arising under this Policy.

THIS POLICY SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

In the event any term or provision of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and be binding.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, XL Capital Assurance Inc. has caused this Endorsement to the Policy to be executed on the Effective Date.

___________________________________________________ Name: Linda S. Kobrin Title: Managing Director	___________________________________________________ Name: James W. Lundy, Jr. Title: Associate General Counsel

Exhibit A to Financial Guaranty Insurance Policy No. CA02653A

XL Capital Assurance Inc.

1221 Avenue of the Americas

New York, New York 10020

Attention:	Surveillance

PAYMENT NOTICE

UNDER FINANCIAL GUARANTY INSURANCE POLICY NO. CA02653A

The Bank of New York, as Trustee (the “Trustee”), hereby certifies to XL Capital Assurance Inc. (“XLCA”) with reference to that certain Financial Guaranty Insurance Policy, No. CA02653A, dated December 28, 2005 together with the Endorsement attached thereto (the “Policy”), issued by XLCA in favor of the Trustee on behalf of the Owner under the Pooling and Servicing Agreement, as follows:

1.            The Trustee is the Trustee under the Pooling and Servicing Agreement and the Beneficiary on behalf of each Owner of the Policy.

2.            The Trustee is entitled to make a demand under the Policy pursuant to Section 4.06 of the Pooling and Servicing Agreement.

3.            This notice relates to the [insert date] Distribution Date. The amount demanded is to be paid in immediately available funds to the [Specify Account] at [Identify Financial Institution Holding Account] account number[_____].

[For a Payment Notice in respect of Insured Amounts resulting from a Class 2-A-2 Certificate Deficiency Amount, use paragraph 4.]

4.	The Trustee demands payment of $________ which is an amount equal to:

(a) with respect to any Distribution Date, the sum, without duplication, of the following amounts:

(i)           $_________, which is the amount of the excess of (A) the Current Interest and Interest Carry Forward Amount due and payable on the Class 2-A-2 Certificates for such Distribution Date net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act or similar state or local laws over (B) any Interest Remittance Amounts allocated to pay such amounts pursuant to Section 4.04 of the Pooling and Servicing Agreement;

(ii)          at the election of the Class 2-A-2 Insurer in its sole discretion $_________, which is an amount equal to the Applied Realized Loss Amount allocated to the Class 2-A-2 Certificates, if any, for such Distribution Date; and

(iii)        the amount of interest that has accrued on any Applied Realized Loss Amount allocated to the Class 2-A-2 Certificates prior to such Distribution Date at the then-applicable Pass-Through Rate to the extent the Class 2-A-2 Insurer has not paid such Applied Realized Loss Amount and the Class 2-A-2 Certificateholders have not received any Subsequent Recovery relating to such Applied Realized Loss Amount, and

(b) on the Last Scheduled Distribution Date for the Class 2-A-2 Certificates, $ _________, which is the amount equal to: the sum of (i) the Certificate Principal Balance of the Class 2-A-2 Certificates and (ii) the amount of any Applied Realized Loss Amount allocated to the Class 2-A-2 Certificates prior to the Last Scheduled Distribution Date to the extent the Class 2-A-2 Insurer has not paid such Applied Realized Loss Amount and the Class 2-A-2 Certificateholders have not received any Subsequent Recovery relating to such Applied Realized Loss Amount (in each case after giving effect to all distributions to be made on such Distribution Date from sources other than the Policy).

[For a Payment Notice in respect of an Avoided Payment use the following paragraphs [4] or [5].]

[4.] or [5.]       The Trustee hereby represents and warrants, based upon information available to it, that (i) the amount entitled to be drawn under the Policy on the date hereof in respect of Avoided Payments is the amount paid or to be paid simultaneously with such draw on the Policy, by the Owner on account of a Preference Event [$________] (the “Avoided Payment Amount”) and (ii) the documents required by the Policy to be delivered in connection with such Avoided Payment and Avoided Payment Amount have previously been presented to XLCA or are attached hereto.

[6]          The Trustee agrees that, following payment of funds by XLCA, it shall use reasonable efforts to ensure (a) that such amounts are applied directly to the payment of any Insured Amount which is due for payment; (b) that such funds are not applied for any other purpose; and (c) the maintenance of an accurate record of such payments in respect of each Insured Obligation and the corresponding claim on the Policy and the proceeds thereof.

[7]          The Trustee, on behalf of itself and the Owners, hereby assigns to XLCA all rights and claims (including rights of actions and claims in respect of securities laws violations or otherwise) of the Trustee and the Owners with respect to the Insured Obligation to the extent of any payments under the Policy. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to XLCA in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably required by XLCA to effectuate the purposes of provisions of this Clause 7.

[8]          The Trustee, on behalf of itself and the Owners, hereby appoints XLCA as agent and attorney-in-fact for the Trustee and the Owners in any legal proceeding in respect of the Insured Obligation. The Trustee, on behalf of itself and the Owners, hereby (and without limiting the generality of the preceding sentence) agrees that XLCA may at any time during the continuation of any proceeding by or against any debtor with respect to which a Preference Claim (as defined below) or other claim with respect to the Insured Obligation is asserted under any Insolvency Proceeding, direct all matters relating to such Insolvency Proceeding, including, without limitation, (a) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the obligations (a “Preference Claim”), (b) the direction of any appeal of any order relating to any Preference Claim and (c) the posting of any surety, supersedes or performance bond pending any such appeal. In addition, the Trustee, on behalf of itself and the Owners, hereby agrees that XLCA shall be subrogated to, and the Trustee, on behalf of itself and the Owners, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and the Owners in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Policy or the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, this notice has been executed this ____ day of ________, ____.

THE BANK OF NEW YORK, not in its individual capacity, but solely as Trustee for CWABS, Inc. Asset-Backed Certificates, Series 2005-BC5

By:
Authorized Officer

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading Information Concerning Any Fact Material Thereof, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation

Exhibit B to Financial Guaranty Insurance Policy, No. CA02653A

Form of Assignment

Reference is made to the Financial Guaranty Insurance Policy No. CA02653A, dated December 28, 2005 (together with the Endorsement attached thereto, the “Policy”) issued by XL Capital Assurance Inc. (“XLCA”) relating to the CWABS, Inc. Asset-Backed Certificates, Series 2005-BC5, Class 2-A-2. Unless otherwise defined herein, capitalized terms used in this Assignment shall have the meanings assigned thereto in the Policy as incorporated by reference therein. In connection with the Avoided Payment of [$________] paid by the undersigned (the “Owner”) on [__________] and the payment by XLCA in respect of such Avoided Payment pursuant to the Policy, the Owner hereby irrevocably and unconditionally, without recourse, representation or warranty (except as provided below), sells, assigns, transfers, conveys and delivers all of such Owner’s rights, title and interest in and to any rights or claims, whether accrued, contingent or otherwise, which the Owner now has or may hereafter acquire, against any person relating to, arising out of or in connection with such Avoided Payment. The Owner represents and warrants that such claims and rights are free and clear of any lien or encumbrance created or incurred by such Owner.1

____________________________________________________

Owner

_________________________

1     In the event that the terms of this form of assignment are reasonably determined to be insufficient solely as a result of a change of law or applicable rules after the date of the Policy to fully vest all of the Owner’s right, title and interest in such rights and claims, the Owner and XLCA shall agree on such other form as is reasonably necessary to effect such assignment, which assignment shall be without recourse, representation or warranty except as provided above.